                                                                   EXHIBIT 10.44

                      BORROWER GENERAL SECURITY AGREEMENT

          BORROWER GENERAL SECURITY AGREEMENT (the "Agreement"), dated as of November 6, 1997, made by CARSON PRODUCTS COMPANY, a Delaware corporation having an office at 64 Ross Road, Savannah, Georgia 31405 ("Pledgor"), in favor of CREDIT AGRICOLE INDOSUEZ, having an office at 1211 Avenue of the Americas, 7th Floor, New York, New York 10036, as pledgee, assignee and secured party, in its capacity as agent and collateral agent (in such capacities and together with any successors in such capacities, "Collateral Agent") for the lending institutions (the "Banks") from time to time party to the Credit Agreement (as hereinafter defined).

                               R E C I T A L S :
                               - - - - - - - -

          A. Pursuant to a certain credit agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement), among Carson, Inc., a Delaware corporation, Pledgor, the Banks and Credit Agricole Indosuez, as Agent and Collateral Agent for the Banks, the Banks have agreed (i) to make to or for the account of Pledgor certain Acquisition Term Loans up to an aggregate principal amount of $50,000,000 and certain Revolving Loans up to an aggregate principal amount of $25,000,000 and (ii) to issue certain Letters of Credit for the account of Pledgor.

          B. It is contemplated that Pledgor may enter into one or more agreements with one or more of the Banks ("Interest Rate Agreements") fixing the interest rates with respect to Loans under the Credit Agreement (all obligations of Pledgor now existing or hereafter arising under such Interest Rate Agreements, collectively, the "Interest Rate Obligations").

          C. Pledgor is the legal and beneficial owner of the Pledged Collateral (as hereinafter defined).
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                                      -2-


          D. It is a condition to the obligations of the Banks to make the Loans under the Credit Agreement and a condition to any Bank issuing Letters of Credit under the Credit Agreement or entering into the Interest Rate Agreements that Pledgor execute and deliver the applicable Credit Documents, including this Agreement.

          E. This Agreement is given by Pledgor in favor of Collateral Agent for its benefit and the benefit of the Banks and Agent (collectively, the "Secured Parties") to secure the payment and performance of all of the Secured Obligations (as defined in Section 2).

                              A G R E E M E N T :
                              - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Collateral Agent hereby agree as follows:

          SECTION 1.  Pledge.  As collateral security for the payment and
                      ------
performance when due of all the Secured Obligations, Pledgor hereby pledges, assigns, transfers and grants to Collateral Agent for its benefit and the benefit of the Secured Parties, a continuing first priority security interest (except as set forth on Schedule A hereto) in and to all of the right, title and
                        ----------
interest of Pledgor in, to and under the following property whether now existing or hereafter acquired (collectively, the "Pledged Collateral"):

          (a)  each and every Receivable (as hereinafter defined);

          (b)  all Inventory (as hereinafter defined);

          (c) all books, records, ledgers, print-outs, file materials and other papers containing information relating to Receivables and any account debtors in respect thereof, together with all Contracts (as hereinafter defined) (except where such pledge, assignment, transfer or grant would violate the provisions of any such Contracts);

          (d)  all Equipment (as hereinafter defined);
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                                      -3-

          (e)  all Intangibles (as hereinafter defined);

          (f)  all Insurance Policies (as hereinafter defined);

          (g)  all Pension Plan Reversions (as hereinafter defined);

          (h) any and all property of every name and nature (excluding any property constituting Pledged Collateral under the Borrower Intellectual Property Security Agreement) which from time to time after the date hereof, by delivery or by writing of any kind for the purposes hereof, shall have been conveyed, mortgaged, pledged, assigned or transferred by Pledgor or by anyone on Pledgor's behalf or with its consent to Collateral Agent for the benefit of the Secured Parties, which is hereby authorized to receive at any and all times any such property, as and for additional security for the payment of the Secured Obligations and to hold and apply such property subject to and in accordance with this Agreement; including, without limitation, all monies due and to become due to Pledgor in connection with any of the foregoing and all rights, remedies, powers, privileges and claims of Pledgor under or in connection therewith;

          (i)  all Documents (as hereinafter defined);

          (j)  all Instruments (as hereinafter defined); and

          (k) all Proceeds (as hereinafter defined) of any and all of the foregoing.

          SECTION 2.  Secured Obligations.  This Agreement secures, and the
                      -------------------
Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), of (i) all Obligations of Pledgor now existing or hereafter arising under the Credit Agreement and all Interest Rate Obligations of Pledgor now existing or hereafter arising under any Interest Rate Agreement (including, without limitation, the obligations of Pledgor provided for therein to pay principal, interest and
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                                      -4-

all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement and the obligations contained in any Interest Rate Agreement) and (ii) without duplication of the amounts described in clause
(i), all obligations of Pledgor now existing or hereafter arising under this Agreement or any other Security Document, including, without limitation, all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments that Pledgor is obligated to pay under this Agreement or any other Security Document (the obligations described clauses (i) and (ii), collectively, the "Secured Obligations").

          SECTION 3.  No Release.  Nothing set forth in this Agreement shall
                      ----------
relieve Pledgor from the performance of any term, covenant, condition or agreement on Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on Collateral Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on Pledgor's part to be so performed or observed or shall impose any liability on Collateral Agent or any Secured Party for any act or omission on the part of Pledgor relating thereto or for any breach of any representation or warranty on the part of Pledgor contained in this Agreement, any Interest Rate Agreement or any other Credit Document, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of Pledgor contained in this Section 3 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement, any Interest Rate Agreement and the other Credit Documents.

          SECTION 4.  Supplements by Collateral Agent.  Pledgor hereby
                      -------------------------------
authorizes Collateral Agent, without relieving Pledgor of any obligations hereunder, to file financing statements, continuation statements, amendments thereto and other documents relative to all or any part thereof, without the signature of Pledgor where permitted by law, and Pledgor agrees to do such further acts and things, and to execute and deliver to Collateral Agent such additional assignments, agreements, powers and instruments, as Collateral Agent may reasonably deem necessary or appropriate, wherever required or permitted by law
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                                      -5-

in order to perfect and preserve the rights and interests granted to Collateral Agent hereunder or to carry into effect the purposes of this Agreement or better to assure and confirm unto Collateral Agent its respective rights, powers and remedies hereunder. All of the foregoing shall be at the sole cost and expense of Pledgor.

          SECTION 5.  Representations, Warranties and Covenants.  Pledgor
                      -----------------------------------------
represents, warrants and covenants as follows:

          (a)  Necessary Filings.  Upon the filing of financing statements and
               -----------------
acceptance thereof in the appropriate offices under the UCC, the security interest granted to Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and to the Pledged Collateral will constitute a perfected security interest therein, superior and prior to the rights of all other Persons therein and subject to no Liens other than the Liens identified on Schedule A hereto relating to the items of Pledged Collateral identified on such
----------
schedule (collectively, "Prior Liens").

          (b)  No Liens.  Pledgor is as of the date hereof, and, as to Pledged
               --------
Collateral acquired by it from time to time after the date hereof, Pledgor will be, the owner of all Pledged Collateral free from any Lien or other right, title or interest of any Person other than (i) Prior Liens, (ii) the Lien and security interest created by this Agreement, and (iii) Liens of the type described in paragraphs (a), (b), (c), (d), (e), (h), (i) and (j) of the definition of Permitted Encumbrances (collectively, "Permitted Liens"), and Pledgor shall take all reasonable steps to defend the Pledged Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to Collateral Agent or any Secured Party.

          (c)  Other Financing Statements.  There is no financing statement (or
               --------------------------
similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than financing statements relating to (i) Prior Liens,
(ii) this Agreement and (iii) Permitted Liens, and so long as any of the Secured Obligations remain unpaid or the Commitments of the Banks to make any Loan or to issue any Letter of Credit shall not have expired or been sooner terminated, Pledgor shall
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                                      -6-

not execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Pledged Collateral, except, in each case, financing statements filed or to be filed in respect of and covering the security interests granted by Pledgor pursuant to this Agreement and financing statements relating to Prior Liens and Permitted Liens.

          (d)  Chief Executive Office; Records.  The chief executive office of
               -------------------------------
Pledgor is located at 64 Ross Road, Savannah, Georgia 31405. Pledgor shall not move its chief executive office except to such new location as Pledgor may establish in accordance with the last sentence of this Section 5(d). All tangible evidence of all Receivables, Pension Plan Reversions, Contracts, Intangibles and Insurance Policies of Pledgor and the only original books of account and records of Pledgor relating thereto are, and will continue to be, kept at such chief executive office, or at such new location for such chief executive office as Pledgor may establish in accordance with the last sentence of this Section 5(d). All Receivables, Pension Plan Reversions, Contracts, Intangibles and Insurance Policies of Pledgor are, and will continue to be, controlled and monitored (including, without limitation, for general accounting purposes) from such chief executive office location shown above, or such new location as Pledgor may establish in accordance with the last sentence of this
Section 5(d). Pledgor shall not establish a new location for its chief executive office nor shall it change its name until (i) it shall have given Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location or name and providing such other information in connection therewith as Collateral Agent or any Secured Party may request, and (ii) with respect to such new location or name, Pledgor shall have taken all action reasonably satisfactory to Collateral Agent to maintain the perfection and priority of the security interest of Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location, if applicable.

          (e)  Location of Inventory.  All Inventory held on the date hereof by
               ---------------------
Pledgor is located at one of the locations
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                                      -7-

shown on Schedule B hereto, except for Inventory in transit in the ordinary
         ----------
course of business to or from one or more of such locations. All Inventory now held or subsequently acquired shall be kept at one of the locations shown on Schedule B hereto, except for Inventory in transit in the ordinary course of
----------
business to or from one or more of such locations, or at such new location as Pledgor may establish if (i) it shall have given to Collateral Agent at least 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as Collateral Agent or any Secured Party may request, and (ii) with respect to such new location, Pledgor shall have taken all action reasonably satisfactory to Collateral Agent to maintain the perfection and priority of the security interest in the Pledged Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location, if applicable.

          (f)  Location of Equipment.  All Equipment held on the date hereof by
               ---------------------
Pledgor is located at one of the locations shown on Schedule C hereto.  All
                                                    ----------
Equipment now held or subsequently acquired by Pledgor shall be kept at one of the locations shown on Schedule C hereto, or such new location as Pledgor may
                       ----------
establish if (i) it shall have given to Collateral Agent at least 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as Collateral Agent or any Secured Party may request, and (ii) with respect to such new location, Pledgor shall have taken all action reasonably satisfactory to Collateral Agent to maintain the perfection and priority of the security interest of Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location, if applicable.

          (g)  Authorization, Enforceability.  Pledgor has the requisite
               -----------------------------
corporate power, authority and legal right to pledge and grant a security interest in all the Pledged Collateral pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium
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                                      -8-

or similar laws relating to or affecting creditors' rights generally and except as such enforceability may be limited by the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (h)  No Consents, etc.  No consent of any party (including, without
               ----------------
limitation, stockholders or creditors of Pledgor or any account debtor under a Receivable) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for (x) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (y) the exercise by Collateral Agent of the rights provided for in this Agreement, or (z) the exercise by Collateral Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement (other than those consents, authorizations, approvals, licenses, actions, notices or filings which, if not obtained or made, would not have a material adverse effect upon the interests of Collateral Agent under this Agreement).

          (i)  Pledged Collateral.  All information set forth herein, including
               ------------------
the Schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral is accurate and complete in all material respects.

          SECTION 6.  Special Provisions Concerning Receivables.
                      -----------------------------------------

          (a)  Special Representations and Warranties.  As of the time when each
               --------------------------------------
of its Receivables arises, Pledgor shall be deemed to have represented and warranted that such Receivable and all records, papers and documents relating thereto (i) are genuine and correct and in all material respects what they purport to be, (ii) represent the legal, valid and binding obligation of the account debtor, evidencing indebtedness unpaid and owed by such account debtor, arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein or out of an advance or a loan, (iii) will, in the case of a Receivable, except for the original or duplicate original invoice sent to a purchaser evidenc-ing such purchaser's account, be the only original writings evidencing and embodying such obligation of the account debtor named therein, (iv) constitute and evidence true and valid obligations, enforceable in accordance with their respective terms, not subject to the fulfillment of any contract or condition whatsoever or to any defenses, set-offs or counterclaims except with respect to refunds, returns and allowances in the ordinary course of business, or stamp or other taxes, and (v) are in compliance and conform in all material respects with all applicable Federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

          (b)  Maintenance of Records.  Pledgor shall keep and maintain at its
               ----------------------
own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto, and Pledgor shall make the same available to Collateral Agent or any Secured Party for inspection upon reasonable prior notice to any Authorized Officer of Pledgor, at such reasonable times during regular business hours and intervals and to such reasonable extent as Collateral Agent or any Secured Party may reasonably request. Pledgor shall, at Pledgor's sole cost and expense, upon Collateral Agent's demand made at any time after the occurrence of an Event of Default, deliver all tangible evidence of Receivables, including, without limitation, all documents evidencing Receivables and any books and records relating thereto to Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by Pledgor). Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may transfer a full and complete copy of Pledgor's books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any Person that has acquired or is contemplating acquisition of an interest in the Receivables or Collateral Agent's security interest therein without the consent of Pledgor.

          (c)  Legend.  Pledgor shall legend, at the request of Collateral Agent
               ------
made at any time after the occurrence of an Event of Default and in form and manner reasonably satisfactory to Collateral Agent, the Receivables and other books, records and documents of Pledgor evidencing or pertaining to the Re-ceivables with an appropriate reference to the fact that the Receivables have been assigned to Collateral Agent for the benefit of the Secured Parties and that Collateral Agent has a security interest therein.

          (d)  Modification of Terms, etc.  Pledgor shall not rescind or cancel
               --------------------------
any indebtedness evidenced by any Receivable or modify any material term thereof or make any material adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such indebtedness except in the ordinary course of business consistent with prudent business practice or compromise or settle any dispute, claim, suit or legal proceeding relating thereto except in the ordinary course of business consistent with prudent business practice or sell any Receivable or interest therein without the prior written consent of Collateral Agent (such consent not to be unreasonably withheld or delayed). Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Receivables (except for such obligations the failure to fulfill which would not have in the aggregate, a material adverse effect upon the interests of Collateral Agent under this Agreement).

          (e)  Collection.  Pledgor shall use reasonable efforts to cause to be
               ----------
collected from the account debtor of each of the Receivables, as and when due (including, without limitation, Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that Pledgor may, with respect to a Receivable, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with Pledgor's ordinary course of business consistent with its collection practices as in effect from time to time. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, in any case, whether incurred by Pledgor, Collateral Agent or any Secured Party, shall be paid by Pledgor.

          (f)  Instruments.  Pledgor shall deliver to Collateral Agent, within
               -----------
five days after receipt thereof by Pledgor, any Instrument evidencing Receivables which is in the principal amount of $500,000 or more. Any Instrument delivered to Collateral Agent pursuant to this Section 6(f) shall be appropriately endorsed (if applicable) to the order of Collateral Agent, as agent for the Secured Parties, and shall be held by Collateral Agent as further security hereunder; provided, that, so long as no Default or Event of Default
                    --------
shall have occurred and be continuing, Pledgor may retain for collection in the ordinary course any Instruments received by Pledgor in the ordinary course of business and Collateral Agent shall, promptly upon request of Pledgor, make appropriate arrangements for making any Instrument pledged by Pledgor available to Pledgor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by Collateral Agent, against trust receipt or like document).

          (g)  Cash Collateral.  Upon the occurrence and during the continuance
               ---------------
of an Event of Default, if Collateral Agent so directs, Pledgor shall cause all payments on account of the Receivables to be held by Collateral Agent as cash collateral, upon acceleration or otherwise. Without notice to or assent by Pledgor, Collateral Agent may apply any or all amounts then or thereafter held as cash collateral in the manner provided in Section 11. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by Collateral Agent or any Secured Party, shall be paid by Pledgor.

          SECTION 7.  Provisions Concerning All Pledged Collateral.
                      --------------------------------------------

          (a)  Protection of Collateral Agent's Security.  Pledgor shall not
               -----------------------------------------
take any action that impairs the rights of Collateral Agent or any Secured Party in the Pledged Collateral. Pledgor shall at all times keep the Inventory and Equipment insured, at Pledgor's own expense, to Collateral Agent's reasonable satisfaction against fire, theft and all other risks of the kind customarily insured against, in such amounts and with such deductibles as would customarily be maintained under similar circumstances by operators of businesses similar to the business of Pledgor to the extent available at commercially reasonable rates. Each policy or certificate with respect to such insurance shall be endorsed to Collateral Agent's reasonable satisfaction for the benefit of Collateral Agent (including, without limitation, by naming Collateral Agent as an additional named insured and sole loss payee as Collateral Agent may request) and such policy or certificate shall be delivered to Collateral Agent. Each such policy shall state that it cannot be cancelled without 30 days' prior written notice to Collateral Agent. At least 30 days prior to the expiration of any such policy of insurance, Pledgor shall deliver to Collateral Agent an extension or renewal policy or an insurance certificate evidencing renewal or extension of such policy. If Pledgor shall fail to insure such Pledged Collateral to Collateral Agent's reasonable satisfaction, Collateral Agent shall have the right (but shall be under no obligation), following five (5) Business Days' prior written notice to Pledgor of its intention to do so, to advance funds to procure or renew or extend such insurance and Pledgor agrees to reimburse Collateral Agent for all reasonable costs and expenses thereof, with interest on all such funds from the date advanced until paid in full at the highest rate then in effect under the Credit Agreement.

          (b)  Insurance Proceeds.  So long as no Event of Default shall have
               ------------------
occurred and be continuing, Pledgor shall have the option as provided in Section 3.02(A)(h) of the Credit Agreement (i) to apply any proceeds of property insurance (less any portion of such proceeds not in excess of $500,000) received by it as Net Cash Proceeds in accordance with Section 3.02(B)(a) of the Credit Agreement or (ii) to apply the proceeds of such insurance to the repair or replacement of the item or items of Pledged Collateral in respect of which such proceeds were received. In the event that Pledgor elects to apply such proceeds to the repair or replacement of any item of Pledged Collateral pursuant to clause (ii) of the preceding sentence, Pledgor shall upon its receipt of such proceeds from Collateral Agent as promptly as practicable commence and diligently continue to perform such repair or as promptly as practicable effect such replacement. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the option to apply any proceeds of insurance received by Pledgor in respect of the Pledged Collateral toward the payment of the Secured Obligations in accordance with Section 11 hereof or to continue to hold such proceeds as addi-tional collateral to secure the performance by Pledgor of the Secured Obligations.

          (c)  Maintenance of Equipment.  Pledgor shall exercise commercially
               ------------------------
reasonable efforts to cause the Equipment to be maintained and preserved in good repair, working order and condition, ordinary wear and tear excepted, and to the extent consistent with current business practice in accordance with any manufacturer's manual, and shall, in the case of any loss or damage which (individually or in the aggregate) exceeds $100,000 to any of the Equipment (of which prompt notice shall be given to Collateral Agent) as quickly as commercially practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable in the conduct of Pledgor's business in Pledgor's commercially reasonable judgment.

          (d)  Payment of Taxes; Claims.  Pledgor shall pay, prior to the date
               ------------------------
on which material penalties attach thereto, all property and other material taxes, assessments and governmental charges or levies imposed upon, and all lawful claims (including claims for labor, materials and supplies) against, the Pledged Collateral which, if unpaid might become a Lien upon the Pledged Collateral. Notwithstanding the foregoing, Pledgor may at its own expense contest the amount or applicability of any of the obligations described in the preceding sentence as permitted under the Credit Agreement.

          (e)  Further Actions.  Pledgor shall, at its sole cost and expense,
               ---------------
make, execute, endorse, acknowledge, file or refile and/or deliver to Collateral Agent from time to time such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Pledged Collateral and other property or rights covered by the security interest hereby granted, which Collateral Agent reasonably deems appropriate or advisable to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to perfect, preserve or protect the security interest in the Pledged Collateral created and granted by this Agreement.

          (f)  Financing Statements.  Pledgor shall sign and deliver to
               --------------------
Collateral Agent such financing and continuation statements, in form reasonably acceptable to Collateral Agent, as may from time to time be required to continue and maintain a valid, enforceable, first priority security interest in the Pledged Collateral as provided herein and the other rights, as against third parties, provided hereby, all in accordance with the UCC or any other relevant law. Pledgor shall pay any applicable filing fees and other expenses related to the filing of such financing and continuation statements. Pledgor authorizes Collateral Agent to file any such financing or continuation statements without the signature of Pledgor where permitted by law.

          (g)  Warehouse Receipts Non-Negotiable.  If any warehouse receipt or
               ---------------------------------
receipt in the nature of a warehouse receipt is issued with respect to any of the Inventory, Pledgor shall not permit such warehouse receipt or receipt in the nature thereof to be "negotiable" (as such term is used in Section 7-104 of the UCC or under other relevant law).

          SECTION 8.  Transfers and Other Liens.  Pledgor shall not (a) sell,
                      -------------------------
convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral except as permitted by the Credit Agreement or (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral other than (i) Prior Liens, (ii) the Lien and security interest granted to Collateral Agent pursuant to this Agreement, and (iii) Permitted Liens.

          Upon any sale or other disposition of any assets of Pledgor which is in compliance with the Credit Agreement and the proceeds of which sale or other disposition are used to make a mandatory prepayment of the Loans pursuant to
Section 3.02(A) of the Credit Agreement, such assets constituting Pledged Collateral shall be released from the Lien of this Agreement in accordance with
Section 17 of this Agreement.

          SECTION 9.  Reasonable Care.  Collateral Agent shall be deemed to have
                      ---------------
exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which Collateral Agent, in its individual capacity, accords its own property, it being understood that Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

          SECTION 10.  Remedies Upon Default; Obtaining the Pledged Collateral
                       -------------------------------------------------------
Upon Event of Default.  (a)  If an Event of Default shall have occurred and be
---------------------
continuing, and the Secured Obligations have been declared due and payable in accordance with the Credit Agreement, then and in every such case, Collateral Agent may:

             (i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon Pledgor's premises where any of the Pledged Collateral is located and remove such Pledged Collateral and use in connection with such removal any and all services, supplies, aids and other facilities of Pledgor.

             (ii) Instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and Contracts) constituting the Pledged Collateral to make any payment required by the terms of such instrument or agreement directly to Collateral Agent; provided, however, that in the event that any such payments are made
     --------  -------
     directly to Pledgor, prior to receipt by any such obligor of such instruction, Pledgor shall segregate all amounts received pursuant thereto in a separate account and pay the same as promptly as practicable to Collateral Agent.

             (iii) Sell, assign or otherwise liquidate, or direct Pledgor to sell, assign or otherwise liquidate, any or all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment or liquidation.

             (iv) Take possession of the Pledged Collateral or any part thereof, by directing Pledgor in writing to deliver the same to Collateral Agent at any place or places so designated by Collateral Agent, in which event Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by Collateral Agent and there delivered to Collateral Agent; (B) store and keep any Pledged Collateral so delivered to Collateral Agent at such place or places pending further action by Collateral Agent; and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain them in good condition. Pledgor's obligation to deliver the Pledged Collateral is of the essence of this Agreement. Upon application to a court of equity having jurisdiction, Collateral Agent shall be entitled to a decree requiring specific performance by Pledgor of such obligation.

          (b)  Remedies; Disposition of the Pledged Collateral.
               -----------------------------------------------

             (i) Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may from time to time exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC, and Collateral Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable. Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of Pledgor. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given.
     Col-
     lateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives, to the fullest extent permitted by law, any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

             (ii) Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, ten days' notice to Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

          (c)  Waiver of Notice and Claims.  Pledgor hereby waives, to the
               ---------------------------
fullest extent permitted by applicable law, notice or judicial hearing in connection with Collateral Agent's taking possession or Collateral Agent's disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which Pledgor would otherwise have under law, and Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession; (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of Collateral Agent's rights hereunder; and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Section 10 in the absence of gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under Pledgor.

          (d)  Certain Sales of Pledged Collateral.  Pledgor recognizes that, by
               -----------------------------------
reason of certain prohibitions contained in law, rules, regulations or orders of any foreign Governmental Authority, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign Governmental Authority. Pledgor acknowledges that any such sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner.

          SECTION 11.  Application of Proceeds.  The proceeds received by
                       -----------------------
Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Collateral Agent of its remedies as a secured creditor as provided in Section 10 hereof shall be applied, together with any other sums then held by Collateral Agent pursuant to this Agreement, promptly by Collateral Agent as follows:

          First, to the payment of all costs and expenses, fees, commissions and
          -----
     taxes of such sale, collection or other realization, including, without limitation, reasonable out of pocket costs and expenses of Collateral Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith;

          Second, to the payment of all other costs and expenses of such sale,
          ------
     collection or other realization, including, without limitation, compensation to the Banks and their agents and counsel and all costs, liabilities and advances made or incurred by the Banks in connection therewith;

          Third, to the payment in full in cash of Secured Obligations
          -----
     consisting of interest and all amounts other than principal under the Credit Agreement at any time and from time to time owing by Pledgor under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, in the manner and priority set forth in the Credit Agreement, together with interest on each such amount in the manner and to the extent set forth in the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

          Fourth, to the pro rata payment in full in cash of Secured Obligations
          ------         --- ----
     consisting of (i) principal at any time and from time to time owing by Pledgor under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, in the manner and priority set forth in the Credit Agreement and (ii) the amount of Pledgor's obligations then due and payable under any Interest Rate Agreement, including any early termination payments then due (exclusive of expenses or similar liabilities to any Bank under the applicable Interest Rate Agreement(s)), together with interest on each such amount in the manner and to the extent set forth in the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full; and

          Fifth, the balance, if any, to the Person lawfully entitled thereto
          -----
     (including Pledgor or its successors or assigns).

          SECTION 12.  Expenses.  Pledgor will upon demand pay to Collateral
                       --------
Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and the reasonable fees and expenses of any experts and agents which Collateral Agent may incur in connection with (i) the collection of the Secured Obligations, (ii) the enforcement and administration of this Agreement, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iv) the exercise or enforcement of any of the rights of Collateral Agent or any Secured Party hereunder or (v) the failure by Pledgor to perform or observe any of the provisions hereof. All amounts payable by Pledgor under this Section 12 shall be due within ten Business Days after demand and shall be part of the Secured Obligations. Pledgor's obligations under this

Section 12 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations hereunder.

          SECTION 13.  No Waiver; Cumulative Remedies.  (a)  No failure on the
                       ------------------------------
part of Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

          (b) In the event Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Collateral Agent, then and in every such case, Pledgor, Collateral Agent and each Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of Collateral Agent and the Secured Parties shall continue as if no such proceeding had been instituted.

          SECTION 14.  Collateral Agent.  Collateral Agent has been appointed as
                       ----------------
collateral agent pursuant to the Credit Agreement. The actions of Collateral Agent hereunder are subject to the provisions of the Credit Agreement. Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement and the Credit Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

          SECTION 15.  Collateral Agent May Perform; Collateral Agent Appointed
                       --------------------------------------------------------
Attorney-in-Fact.  If Pledgor shall fail to do any act or thing that it has
----------------
covenanted to do hereunder or if any warranty on the part of Pledgor contained herein shall be breached, Collateral Agent or any Secured Party may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may, following five Business Days' prior written notice to Pledgor of its intention to do so, expend funds for such purpose. Any and all amounts so expended by Collateral Agent or such Secured Party shall be paid by Pledgor within ten Business Days after demand therefor, with interest at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment. Pledgor's obligations under this Section 15 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement, the Credit Agreement, any Interest Rate Agreement and the other Credit Documents. Pledgor hereby appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, or otherwise, from time to time in Collateral Agent's reasonable discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the other Credit Documents which Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

          SECTION 16.  Modification in Writing.  No amendment, modification,
                       -----------------------
supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by Collateral Agent. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by Pledgor from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Credit Document, no notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          SECTION 17.  Termination; Release.  When all the Secured Obligations
                       --------------------
have been paid in full and the Commitments of the Banks to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, Collateral Agent shall, upon the request and at the sole cost and expense of Pledgor, forthwith assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by Collateral Agent, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper instruments (including UCC termination statements on Form UCC-3) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

          SECTION 18.  Definitions.  The following terms shall have the
                       -----------
following meanings. All such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Contracts" shall mean all right, title and interest of Pledgor in, to and under, or derived from, any and all sale, service, performance and equipment lease contracts, agreements and grants (whether written or oral), and any other contract (whether written or oral) between Pledgor and third parties.

          "Documents" shall have the meaning assigned to that term under the UCC.

          "Equipment" shall mean "equipment", as such term is defined in the UCC.

          "Instrument" shall have the meaning assigned that term under the UCC.

          "Intangibles" shall mean "general intangibles", as such term is defined in the UCC.

          "Insurance Policies" shall mean all insurance policies held by Pledgor or naming Pledgor as insured, additional insured or loss payee (including, without limitation, casualty insurance, liability insurance, property insurance and business interruption insurance) and all such insurance policies entered into after the date hereof other than insurance policies (or certificates of insurance evidencing such insurance policies) relating to health and welfare insurance and life insurance policies in which Pledgor is not named as beneficiary (i.e., insurance policies that are not "Key Man" insurance
             ---
policies).

          "Inventory" shall mean, all "inventory", as such term is defined in the UCC.

          "Pension Plan Reversions" shall mean Pledgor's right to receive the surplus funds, if any, which are payable to Pledgor following the termination of any employee pension plan and the satisfaction of all liabilities of participants and beneficiaries under such plan in accordance with applicable law.

          "Proceeds" shall mean all "proceeds", as such term is defined in the UCC or under other relevant law.

          "Receivables" shall mean all of Pledgor's rights to payment for goods sold or leased or services performed by Pledgor or any other party, whether now in existence or arising from time to time hereafter, including any "account", as such term is defined in the UCC, and all rights evidenced by an account, contract, security agreement, chattel paper, or other evidence of indebtedness or security together with (i) all security pledged, assigned, hypothecated or granted to or held by Pledgor to secure the foregoing, (ii) general intangibles arising out of Pledgor's rights in any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, and (v) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers.

          SECTION 19.  Notices.  Unless otherwise provided herein or in the
                       -------
Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Credit Agreement, as to either party, addressed to it at the address set forth in the Credit Agreement or at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 19; provided that notices to Collateral Agent shall not be effective until received by Collateral Agent.

          SECTION 20.  Continuing Security Interest; Assignment.  This Agreement
                       ----------------------------------------
shall create a continuing security interest in the Pledged Collateral and shall
(i) be binding upon Pledgor, its successors and assigns and (ii) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Bank may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank, herein or otherwise, subject however, to the provisions of the Credit Agreement and any applicable Interest Rate Agreement.

          SECTION 21.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          SECTION 22.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  (a)  Any
                       ----------------------------------------------
legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Pledgor at its address for notices pursuant to the Credit Agreement, such service to become effective 30 days after such mailing. Pledgor hereby irrevocably appoints CT Corporation System having an address at 1633 Broadway, New York, New York 10019 and such other persons as may hereafter be selected by Borrower irrevocably agreeing in writing to serve as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Pledgor in any other jurisdiction.

          (b) Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          SECTION 23.  Severability of Provisions.  Any provision of this
                       --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 24.  Execution in Counterparts.  This Agreement and any
                       -------------------------
amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

          SECTION 25.  Headings.  The Section headings used in this Agreement
                       --------
are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 26.  Obligations Absolute.  All obligations of Pledgor
                       --------------------
hereunder shall be absolute and unconditional irrespective of:

             (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of either of Pledgor or any other Credit Party;

             (ii) any lack of validity or enforceability of the Credit Agreement, any Interest Rate Agreement, any Letter of Credit or any other Credit Document, or any other agreement or instrument relating thereto;

             (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Interest Rate Agreement, any Letter of Credit or any other Credit Document, or any other agreement or instrument relating thereto;

             (iv) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

             (v) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement, any Interest Rate Agreement or any other Credit Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 16 hereof; or

             (vi) any other circumstance or happening whatsoever that is similar to any of the foregoing.

          SECTION 27.  Collateral Agent's Right to Sever Indebtedness.  (a)
                       ----------------------------------------------
Pledgor acknowledges that (i) the Pledged Collateral does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations are also secured by other types of property of Pledgor and its Affiliates in other jurisdictions (all such property, collectively, the "Collateral"), (ii) the number of such jurisdictions and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate credit agreement, and (iii) Pledgor intends that Collateral Agent have the same rights with respect to the Pledged Collateral, in any judicial proceeding relating to the exercise of any right or remedy hereunder or otherwise, that Collateral Agent would have had if each item of Collateral had been pledged or encumbered pursuant to a separate credit agreement and security instrument. In furtherance of such intent, Pledgor agrees to the greatest extent permitted by law that Collateral Agent may at any time by notice (an "Allocation Notice") to Pledgor allocate a portion of the Secured Obligations (the "Allocated Indebtedness") to all or a specified portion of the Pledged Collateral and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to any of the Pledged Collateral, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate credit obligation of Pledgor unrelated to the other transactions contemplated by the Credit Agreement, any Interest Rate Agreement, any other Credit Document or any document related to any thereof. To the extent that the proceeds of any judicial proceeding relating to the exercise of any right or remedy hereunder of the Pledged Collateral shall exceed the Allocated Indebtedness, such proceeds shall belong to Pledgor and shall not be available hereunder to satisfy any Secured
Obligations of Pledgor other than the Allocated Indebtedness.   In any action or
proceeding to exercise any right or remedy under this Agreement which is commenced after the giving by Collateral Agent of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and Pledgor may introduce, by way of defense or counterclaim, evidence thereof in any such action or proceeding.
Notwithstanding any
provision of this Section 27, the proceeds received by Collateral Agent pursuant to this Agreement shall be applied by Collateral Agent in accordance with the provisions of Section 11 hereof.

          (b) Pledgor hereby waives to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because Collateral Agent elected to proceed with the exercise of such initial right or remedy or because of any failure by Collateral Agent to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to Collateral Agent, Pledgor shall not (i) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against Pledgor of any remedy in the Credit Agreement, any Interest Rate Agreement or any other Credit Document or (ii) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the collateral referred to in such judgment.

          (c) In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 27, including, without limitation, any amendment to this Agreement, any substitute promissory note or affidavit or certificate of any kind, Collateral Agent may execute and deliver such instrument as the attorney-in-fact of Pledgor. Such power of attorney is coupled with an interest and is irrevocable.

          (d) Notwithstanding anything set forth herein to the contrary, the provisions of this Section 27 shall be effective only to the maximum extent permitted by law.

          SECTION 28.  Future Advances.  This Agreement shall secure the payment
                       ---------------
of any amounts advanced from time to time pursuant to the Credit Agreement.

          SECTION 29.  Borrower Intellectual Property Security Agreement.  To
                       -------------------------------------------------
the extent that the terms and provisions of this Agreement conflict with the terms and provisions of the Borrower Intellectual Property Security Agreement with respect to any Pledged Collateral (as such term is defined in the Borrower Intellectual Property Security Agreement), the terms and provisions of the Borrower Intellectual Property Security Agreement shall govern.

          IN WITNESS WHEREOF, Pledgor and Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                              CARSON PRODUCTS COMPANY,
                                as Pledgor

                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              CREDIT AGRICOLE INDOSUEZ,
                                as Collateral Agent

                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                                   Schedule A
                                   ----------

                                  PRIOR LIENS
                                  -----------

Secured Party           Location        Date            Number          Comment
-------------           --------        ----            ------          -------

                                   Schedule B
                                   ----------

                             LOCATION OF INVENTORY
                             ---------------------

                                   Schedule C
                                   ----------

                             LOCATION OF EQUIPMENT
                             ---------------------